UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices)

(918) 742-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 19, 2016, after 20 years of service Jeffrey L. Flaherty, Senior Vice President of Operations, resigned from his position as an officer of Helmerich & Payne International Drilling Co. (“Company”), a wholly owned drilling subsidiary of Helmerich & Payne, Inc.  Mr. Flaherty, age 53, joined the Company in January of 1996 as a drilling engineer, became Vice President in 2006, a Senior Vice President of U.S. Land Operations in 2012 and was promoted to his current position in 2014.  Mr. Flaherty’s decision to resign was for personal reasons. The Company appreciates Mr. Flaherty’s contributions and leadership and wishes him the best in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2016	HELMERICH & PAYNE, INC.

	By:	/s/ Jonathan M. Cinocca
	Name:	Jonathan M. Cinocca
	Title:	Corporate Secretary